UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA	90017

(Address of principal executive offices)	(Zip code)

Patrick W. Dennis, Esq. Assistant Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(213) 244-0000

Date of fiscal year end:	December 31, 2017

Date of reporting period:	March 31, 2017

Item 1.     Schedule of Investments. – The Schedule of Investments is filed herewith.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2017 (UNAUDITED)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (15.2% of Net Assets)

$255,000	321 Henderson Receivables LLC, (17-1A-A), (144A), 3.99%, due 08/15/62(1)	$256,356
1,150,000	A Voce CLO, Ltd., (14-1A-A1B), (144A), 2.483%, due 07/15/26(1)(2)	1,151,911
1,400,000	A Voce CLO, Ltd., (14-1A-A1R), (144A), 2.183%, due 07/15/26(1)(2)	1,399,917
1,420,000	AMMC CLO, (16-19A-A), (144A), 2.381%, due 10/15/28(1)(2)	1,430,096
777,891	AMUR Finance I LLC, (13-1), 10%, due 01/25/22	443,398
529,571	AMUR Finance I LLC, (13-2), 10%, due 03/20/24	296,559
565,000	BA Credit Card Trust, (07-A11-A11), 0.84%, due 12/15/19(2)	564,811
710,000	Babson CLO, Ltd., (14-3A-AR), (144A), 2.299%, due 01/15/26(1)(2)	711,595
732,113	Bayview Commercial Asset Trust, (03-2-A), (144A), 1.852%, due 12/25/33(1)(2)	686,235
595,319	Bayview Commercial Asset Trust, (04-1-A), (144A), 1.342%, due 04/25/34(1)(2)	583,962
595,429	Bayview Commercial Asset Trust, (04-2-A), (144A), 1.412%, due 08/25/34(1)(2)	571,710
301,743	Bayview Commercial Asset Trust, (04-3-A1), (144A), 1.352%, due 01/25/35(1)(2)	291,624
857,531	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 1.212%, due 12/25/36(1)(2)	769,459
410,204	Bayview Commercial Asset Trust, (07-3-A1), (144A), 1.018%, due 07/25/37(1)(2)	352,200
1,400,000	Blue Hill CLO, Ltd., (13-1A-AR), (144A), 2.2%, due 01/15/26(1)(2)	1,400,266
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 2.252%, due 02/25/35(2)	2,224,344
565,000	Chase Issuance Trust, (12-A2-A2), 1.04%, due 05/15/19(2)	565,138
911,869	CIT Education Loan Trust, (07-1-A), (144A), 1.243%, due 03/25/42(1)(2)	851,349
700,000	Citibank Credit Card Issuance Trust, (08-A7-A7), 2.353%, due 05/20/20(2)	710,048
640,000	Dryden Senior Loan Fund, (15-37A A), (144A), 2.523%, due 04/15/27(1)(2)	644,726
1,260,000	Education Loan Asset-Backed Trust I, (13-1-A2), (144A), 1.782%, due 04/26/32(1)(2)	1,227,916
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 2.332%, due 03/25/36(1)(2)	1,521,676
2,317,834	GCO Education Loan Funding Master Trust II, (06-2AR-A1RN), (144A), 1.632%, due 08/27/46(1)(2)	2,088,141
250,753	GE Business Loan Trust, (05-1A-A3), (144A), 1.02%, due 06/15/33(1)(2)	232,161
543,067	GE Business Loan Trust, (05-2A-A), (144A), 1.01%, due 11/15/33(1)(2)	520,284
319,000	Global SC Finance SRL, (14-1A-A2), (144A), 3.09%, due 07/17/29(1)	302,313
324,525	Goal Capital Funding Trust, (06-1-B), 1.502%, due 08/25/42(2)	300,024
518,200	Higher Education Funding I, (14-1-A), (144A), 2.102%, due 05/25/34(1)(2)	517,530
81,774	Honda Auto Receivables Owner Trust, (14-2-A3), 0.77%, due 03/19/18	81,718
191,352	Honda Auto Receivables Owner Trust, (15-1-A3), 1.05%, due 10/15/18	191,180
542,250	Leaf II Receivables Funding LLC, (13-1-E2), (144A), 6%, due 09/15/21(1)	548,730
575,000	Nelnet Student Loan Trust, (14-4A-A2), (144A), 1.932%, due 11/25/48(1)(2)	563,666
38,760	Nissan Auto Receivables Owner Trust, (13-C-A3), 0.67%, due 08/15/18	38,745
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.938%, due 10/25/41(2)	2,197,145
213,126	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48(1)	214,493
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 2.083%, due 03/28/46(1)(2)	993,515
450,768	SLC Student Loan Trust, (04-1-B), 1.329%, due 08/15/31(2)	396,427
396,179	SLC Student Loan Trust, (05-2-B), 1.411%, due 03/15/40(2)	359,467
561,759	SLC Student Loan Trust, (06-1-B), 1.341%, due 03/15/39(2)	509,165
855,407	SLC Student Loan Trust, (06-2-A5), 1.231%, due 09/15/26(2)	852,170
2,300,000	SLM Student Loan Trust, (03-11-A6), (144A), 1.881%, due 12/15/25(1)(2)	2,302,891
481,194	SLM Student Loan Trust, (04-2-B), 1.508%, due 07/25/39(2)	440,381
508,556	SLM Student Loan Trust, (05-4-B), 1.218%, due 07/25/40(2)	467,632
557,089	SLM Student Loan Trust, (05-9-B), 1.338%, due 01/25/41(2)	504,978
1,400,000	SLM Student Loan Trust, (06-2-A6), 1.208%, due 01/25/41(2)	1,331,693

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
$1,400,000	SLM Student Loan Trust, (06-8-A6), 1.198%, due 01/25/41(2)	$1,301,062
169,897	SLM Student Loan Trust, (07-6-B), 1.888%, due 04/27/43(2)	155,767
150,000	SLM Student Loan Trust, (07-7-B), 1.788%, due 10/27/70(2)	136,397
112,114	SLM Student Loan Trust, (07-8-B), 2.038%, due 04/27/83(2)	103,142
225,000	SLM Student Loan Trust, (08-2-B), 2.238%, due 01/25/83(2)	212,568
225,000	SLM Student Loan Trust, (08-3-B), 2.238%, due 04/26/83(2)	209,232
225,000	SLM Student Loan Trust, (08-4-B), 2.888%, due 04/25/29(2)	218,812
225,000	SLM Student Loan Trust, (08-5-B), 2.888%, due 07/25/29(2)	222,143
225,000	SLM Student Loan Trust, (08-6-B), 2.888%, due 07/26/83(2)	220,837
225,000	SLM Student Loan Trust, (08-7-B), 2.888%, due 07/26/83(2)	220,837
225,000	SLM Student Loan Trust, (08-8-B), 3.288%, due 10/25/29(2)	226,021
225,000	SLM Student Loan Trust, (08-9-B), 3.288%, due 10/25/83(2)	228,568
735,206	Structured Receivables Finance LLC, (10-A-B), (144A), 7.614%, due 01/16/46(1)	838,097
428,016	Structured Receivables Finance LLC, (10-B-B), (144A), 7.97%, due 08/15/36(1)	504,195
1,450,000	Student Loan Consolidation Center, (02-2-B2), (144A), 2.175%, due 07/01/42(1)(2)	1,253,135
358,663	Vermont Student Assistance Corp., (12-1-A), 1.48%, due 07/28/34(2)	357,078
1,405,000	Voya CLO, Ltd., (15-2A-A), (144A), 2.441%, due 07/23/27(1)(2)	1,414,043

	Total Asset-Backed Securities (Cost: $41,986,344)	42,431,679

	Collateralized Mortgage Obligations (54.4%)

	Commercial Mortgage-Backed Securities—Agency (1.5%)
11,547,963	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (K702-X1), 1.452%, due 02/25/18(I/O)(2)	105,316
5,659,294	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KP01-X), 3.08%, due 01/25/19(I/O)(2)	186,234
12,000,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KS07-X), 0.653%, due 09/25/25(I/O)(2)	550,129
470,404	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-A1), 3.194%, due 12/25/19	479,521
4,851,184	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-AX), 1.213%, due 01/25/20(I/O)(2)	126,316
7,644,201	Federal National Mortgage Association, (11-M5-A2), 1.137%, due 07/25/21(ACES)(I/O)(2)	309,781
427,314	Federal National Mortgage Association, (12-M11-FA), 1.184%, due 08/25/19(ACES)(2)	426,178
8,893,180	Government National Mortgage Association, (09-114-IO), 0%, due 10/16/49(I/O)(2)(3)	70,619
23,056,559	Government National Mortgage Association, (11-10-IO), 0.063%, due 12/16/45(I/O)(2)	302,343
24,495,735	Government National Mortgage Association, (11-105-IO), 0.258%, due 09/16/51(I/O)(2)	347,472
6,172,251	Government National Mortgage Association, (11-152-IO), 0.819%, due 08/16/51(I/O)(2)	171,064
18,244,240	Government National Mortgage Association, (11-42-IO), 0%, due 08/16/50(I/O)(2)(3)	280,275
6,806,858	Government National Mortgage Association, (14-125-IO), 0.978%, due 11/01/54(I/O)(2)	478,817
2,838,050	Government National Mortgage Association, (16-22-IX), 1.225%, due 06/16/38(I/O)(2)	295,284

	Total Commercial Mortgage-Backed Securities—Agency	4,129,349

	Commercial Mortgage-Backed Securities—Non-Agency (1.7%)
260,000	BAMLL Commercial Mortgage Securities Trust, (14-520M-A), (144A), 4.185%, due 08/15/46(1)(2)	274,272
4,745,676	Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.123%, due 09/10/45(I/O)(1)(2)(4)	299,345
4,502,871	COMM Mortgage Trust, (13-CR12-XA), 1.346%, due 10/10/46(I/O)(2)	266,649
12,276,858	JPMorgan Chase Commercial Mortgage Securities Trust, (09-IWST-XA), (144A), 1.893%, due 12/05/27(I/O)(1)(2)(4)	607,178

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities—Non-Agency (Continued)
$208,077	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A1), (144A), 3.3%, due 08/05/32(1)	$211,294
240,000	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A2), (144A), 4.311%, due 08/05/32(1)	250,694
3,947,442	JPMorgan Chase Commercial Mortgage Securities Trust, (13-LC11-XA), 1.427%, due 04/15/46(I/O)(2)	226,595
911,526	Morgan Stanley Bank of America Merrill Lynch Trust, (13-C11-A2), 3.085%, due 08/15/46	925,606
4,621,602	Morgan Stanley Bank of America Merrill Lynch Trust, (13-C7-XA), 1.497%, due 02/15/46(I/O)(2)	280,858
255,000	OBP Depositor LLC Trust, (10-OBP-A), (144A), 4.646%, due 07/15/45(1)	271,836
8,803,145	WFRBS Commercial Mortgage Trust, (14-C23-XA), 0.686%, due 10/15/57(I/O)(2)	315,795
14,374,457	WFRBS Commercial Mortgage Trust, (14-LC14-XA), 1.377%, due 03/15/47(I/O)(2)	835,659

	Total Commercial Mortgage-Backed Securities—Non-Agency	4,765,781

	Residential Mortgage-Backed Securities—Agency (1.4%)
165,128	Federal Home Loan Mortgage Corp., (1673-SD), 14.091%, due 02/15/24(I/F) (PAC)(2)	199,467
356,559	Federal Home Loan Mortgage Corp., (1760-ZD), 1.96%, due 02/15/24(2)	356,949
202,626	Federal Home Loan Mortgage Corp., (2990-JK), 18.355%, due 03/15/35(I/F)(2)	270,050
3,442,626	Federal Home Loan Mortgage Corp., (3122-SG), 4.718%, due 03/15/36(I/O) (I/F) (TAC) (PAC)(2)	591,443
1,025,588	Federal Home Loan Mortgage Corp., (3239-SI), 5.738%, due 11/15/36(I/O) (I/F) (PAC)(2)	195,525
481,060	Federal Home Loan Mortgage Corp., (3323-SA), 5.198%, due 05/15/37(I/O) (I/F)(2)	60,917
395,488	Federal Home Loan Mortgage Corp., (3459-JS), 5.338%, due 06/15/38(I/O) (I/F)(2)	63,609
2,056,630	Federal Home Loan Mortgage Corp., (4030-HS), 5.698%, due 04/15/42(I/O) (I/F)(2)	355,922
2,611,218	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F)(2)	81,500
276,697	Federal National Mortgage Association, (07-42-SE), 5.128%, due 05/25/37(I/O) (I/F)(2)	36,258
2,653,560	Federal National Mortgage Association, (07-48-SD), 5.118%, due 05/25/37(I/O) (I/F)(2)	417,299
550,668	Federal National Mortgage Association, (09-69-CS), 5.768%, due 09/25/39(I/O) (I/F)(2)	89,539
2,904,502	Government National Mortgage Association, (06-35-SA), 5.622%, due 07/20/36(I/O) (I/F)(2)	473,398
5,018,909	Government National Mortgage Association, (06-61-SA), 3.772%, due 11/20/36(I/O) (I/F) (TAC)(2)	483,257
2,854,770	Government National Mortgage Association, (08-58-TS), 5.422%, due 05/20/38(I/O) (I/F) (TAC)(2)	347,701

	Total Residential Mortgage-Backed Securities—Agency	4,022,834

	Residential Mortgage-Backed Securities—Non-Agency (49.8%)
614,188	ACE Securities Corp., (04-IN1-A1), 1.622%, due 05/25/34(2)	572,290
1,857,368	ACE Securities Corp., (07-ASP1-A2C), 1.242%, due 03/25/37(2)	1,081,774
1,240,907	Adjustable Rate Mortgage Trust, (05-4-6A22), 3.4%, due 08/25/35(2)	385,878
735,947	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.658%, due 03/25/36(2)(5)	589,063
622,118	Asset-Backed Funding Certificates, (05-HE2-M2), 1.732%, due 06/25/35(2)	619,880
1,600,000	Asset-Backed Funding Certificates, (07-NC1-A2), (144A), 1.282%, due 05/25/37(1)(2)	1,267,368
1,500,000	Asset-Backed Securities Corp. Home Equity, (06-HE1-A4), 1.282%, due 01/25/36(2)	1,395,876
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 1.252%, due 03/25/36(2)	2,398,724
962,334	Asset-Backed Securities Corp. Home Equity, (07-HE1-A1B), 1.132%, due 12/25/36(2)	901,276
1,219,979	Banc of America Alternative Loan Trust, (05-10-1CB1), 1.382%, due 11/25/35(2)(5)	962,749
1,836,358	Banc of America Funding Corp., (15-R3-6A2), (144A), 0.948%, due 05/28/36(1)	1,402,447
732,845	Banc of America Funding Trust, (06-3-4A14), 6%, due 03/25/36	743,537
467,814	Banc of America Funding Trust, (06-3-5A3), 5.5%, due 03/25/36(5)	437,086
16,852	BCAP LLC Trust, (09-RR4-1A1), (144A), 9.5%, due 06/26/37(1)	16,872

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$476,592	BCAP LLC Trust, (11-RR3-1A5), (144A), 3.304%, due 05/27/37(1)(2)	$476,188
1,034,533	BCAP LLC Trust, (11-RR3-5A3), (144A), 5.094%, due 11/27/37(1)(2)	1,034,082
239,714	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.978%, due 03/26/37(1)(2)	239,611
732,257	Bear Stearns Adjustable Rate Mortgage Trust, (03-7-9A), 3.285%, due 10/25/33(2)	730,394
705,693	Bear Stearns Adjustable Rate Mortgage Trust, (05-9-A1), 2.83%, due 10/25/35(2)	682,240
1,375,102	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 4.627%, due 06/25/47(2)(5)	1,269,380
1,215,209	Bear Stearns ALT-A Trust, (05-3-4A3), 3.168%, due 04/25/35(2)	1,184,245
837,603	Bear Stearns Asset-Backed Securities Trust, (05-AC6-1A3), 5.5%, due 09/25/35(2)	828,554
538,901	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 1.238%, due 04/25/36(2)	521,219
455,990	Centex Home Equity Loan Trust, (05-A-AF5), 5.78%, due 01/25/35	471,402
2,475,339	Centex Home Equity Loan Trust, (06-A-AV4), 1.232%, due 06/25/36(2)	2,475,175
1,199,448	CIM Trust, (15-4AG-A1), (144A), 2.784%, due 10/25/57(2)(1)	1,205,530
789,893	Citigroup Mortgage Loan Trust, Inc., (05-11-A2A), 2.93%, due 10/25/35(2)	808,510
2,086,710	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 3.337%, due 10/25/35(2)(5)	1,751,680
422,776	Citigroup Mortgage Loan Trust, Inc., (06-WFH3-A4), 1.222%, due 10/25/36(2)	421,338
2,176,361	Citigroup Mortgage Loan Trust, Inc., (14-10-2A2), (144A), 1.028%, due 07/25/37(1)(2)	2,000,979
1,311,301	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36(5)	1,226,232
760,144	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36(5)	672,648
1,111,106	COLT Mortgage Loan Trust, (16-1-A1), (144A), 3%, due 05/25/46(1)	1,122,264
208,705	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	221,111
1,789,198	Conseco Finance Securitizations Corp., (99-6-A1), (144A), 7.36%, due 06/01/30(1)	1,303,203
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37(1)(2)	1,221,843
366,982	Countrywide Alternative Loan Trust, (05-20CB-4A1), 5.25%, due 07/25/20(5)	360,081
935,348	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.882%, due 10/25/47(2)	862,167
1,077,348	Countrywide Home Loans, (04-HYB4-B1), 3.131%, due 09/20/34(2)	182,776
33,046,572	Countrywide Home Loans, (06-14-X), 0.224%, due 09/25/36(I/O)(2)	261,375
1,787,085	Countrywide Home Loans, (06-HYB2-1A1), 3.552%, due 04/20/36(2)(5)	1,346,886
598,044	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 1.722%, due 06/25/34(2)	580,452
1,628,548	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36(5)	1,158,103
895,374	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36(5)	680,486
1,066,226	Credit Suisse Mortgage Trust, (12-2R-1A2), (144A), 3.069%, due 05/27/35(1)(2)	879,618
772,413	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32	761,862
1,290,000	Credit-Based Asset Servicing and Securitization LLC, (05-CB4-M2), 1.228%, due 07/25/35(2)	1,236,092
1,652,219	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 3.442%, due 01/25/36	1,312,376
3,000,594	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 3.464%, due 12/25/36	2,053,423
1,485,511	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2B), 4.369%, due 02/25/37	1,097,553
1,459,533	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2C), 4.369%, due 02/25/37	1,078,215
1,685,635	Credit-Based Asset Servicing and Securitization LLC, (07-CB3-A3), 5.731%, due 03/25/37	931,892
961,997	CSMC Trust, (14-CIM1-A1), (144A), 2.53%, due 01/25/58(1)(2)	967,859
2,479,137	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.16%, due 06/25/36(2)(5)	2,162,104
1,047,209	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 1.172%, due 02/25/37(2)(5)	857,786
621,291	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 0.462%, due 10/20/36(2)	533,070
1,198,612	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF13-A2C), 1.142%, due 10/25/36(2)	857,138
1,431,207	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 1.192%, due 12/25/37(2)	967,997
780,403	First Horizon Alternative Mortgage Securities Trust, (05-AA10-2A1), 2.937%, due 12/25/35(2)(5)	698,009

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$379,891	Green Tree Financial Corp., (96-6-M1), 7.95%, due 09/15/27	$414,720
472,777	Green Tree Financial Corp., (96-7-M1), 7.7%, due 09/15/26(2)	512,828
142,167	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	146,136
58,937	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28(2)	60,758
326,406	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30(2)	347,869
400,658	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	410,425
342,614	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30(2)	366,005
362,787	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30(2)	390,438
932,695	Greenpoint Manufactured Housing, (00-1-A4), 8.14%, due 03/20/30(2)	984,056
1,796,549	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36	1,044,681
627,502	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.958%, due 05/25/36(2)(5)	490,809
529,086	GSR Mortgage Loan Trust, (05-AR3-6A1), 3.324%, due 05/25/35(2)	513,804
690,190	HSI Asset Loan Obligation Trust, (07-2-2A12), 6%, due 09/25/37	635,158
603,499	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 1.272%, due 01/25/36(2)	603,697
791,623	Indymac INDX Mortgage Loan Trust, (04-AR6-5A1), 3.193%, due 10/25/34(2)	769,262
959,632	Indymac INDX Mortgage Loan Trust, (05-AR19-A1), 3.26%, due 10/25/35(2)(5)	825,929
1,233,298	Indymac INDX Mortgage Loan Trust, (06-AR13-A4X), 1.933%, due 07/25/36(I/O)(2)	12,474
1,105,731	Indymac INDX Mortgage Loan Trust, (06-AR9-1A1), 3.341%, due 06/25/36(2)	923,391
1,730,411	Indymac INDX Mortgage Loan Trust, (07-AR5-2A1), 3.291%, due 05/25/37(2)(5)	1,419,106
2,051,990	Indymac INDX Mortgage Loan Trust, (07-FLX2-A1C), 1.172%, due 04/25/37(2)	1,513,189
102,490	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29(2)	103,664
1,028,154	JPMorgan Alternative Loan Trust, (06-A2-5A1), 3.138%, due 05/25/36(2)(5)	716,816
1,186,466	JPMorgan Mortgage Acquisition Corp., (05-FRE1-A2F3), 3.739%, due 10/25/35	1,177,687
1,200,000	JPMorgan Mortgage Acquisition Trust, (07-CH1-MV1), 1.212%, due 11/25/36(2)	1,156,143
728,163	JPMorgan Mortgage Acquisition Trust, (07-CH4-A4), 1.142%, due 01/25/36(2)	706,964
558,095	JPMorgan Mortgage Trust, (04-A6-5A1), 3.247%, due 12/25/34(2)	537,484
232,784	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37	169,221
1,863,000	JPMorgan Resecuritization Trust, (15-4-1A5), (144A), 0.968%, due 06/26/47(1)(2)	1,427,471
4,275,771	JPMorgan Resecuritization Trust, (15-4-2A2), (144A), 3.535%, due 06/26/47(1)(2)	1,375,730
185,070	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.47%, due 04/15/40(2)	192,092
1,337,990	Lehman XS Trust, (06-10N-1A3A), 1.192%, due 07/25/46(2)(5)	1,128,471
1,915,097	Lehman XS Trust, (06-12N-A31A), 1.182%, due 08/25/46(2)(5)	1,496,400
1,517,845	Long Beach Mortgage Loan Trust, (04-4-M1), 1.882%, due 10/25/34(2)	1,404,500
1,347,920	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47(5)	992,380
523,573	MASTR Asset-Backed Securities Trust, (06-NC1-A4), 1.282%, due 01/25/36(2)	518,872
2,000,000	MASTR Asset-Backed Securities Trust, (07-HE1-A4), 1.262%, due 05/25/37(2)	1,428,483
871,175	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 1.112%, due 06/25/37(2)	638,626
1,778,921	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 1.162%, due 06/25/37(2)	1,255,491
553,503	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 3.21%, due 08/25/36(2)(5)	511,793
471,087	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	537,947
471,087	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	502,214
750,358	Morgan Stanley ABS Capital I, Inc. Trust, (03-NC6-M1), 2.182%, due 06/25/33(2)	737,813
1,006,264	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M3), 1.777%, due 07/25/35(2)	1,003,691
1,168,887	Morgan Stanley ABS Capital I, Inc. Trust, (06-HE3-A1), 1.122%, due 04/25/36(2)	1,120,892
811,396	Morgan Stanley ABS Capital I, Inc. Trust, (07-15AR-4A1), 3.88%, due 11/25/37(2)(5)	572,393

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,277,947	Morgan Stanley Home Equity Loan Trust, (06-2-A4), 1.262%, due 02/25/36(2)	$1,238,296
784,380	MortgageIT Trust, (05-5-A1), 1.242%, due 12/25/35(2)	722,463
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 1.232%, due 04/25/37(2)	2,901,585
1,185,298	New Century Home Equity Loan Trust, (05-B-A2D), 1.382%, due 10/25/35(2)	1,188,734
1,700,000	New Century Home Equity Loan Trust, (06-C-A2D), 1.322%, due 12/25/35(2)	1,513,549
1,682,048	Nomura Asset Acceptance Corp., (06-AR1-1A), 4.459%, due 02/25/36(2)	1,302,022
1,981,290	Oakwood Mortgage Investors, Inc., (00-A-A4), 8.15%, due 09/15/29(2)	1,323,371
782,285	Oakwood Mortgage Investors, Inc., (00-D-A4), 7.4%, due 07/15/30(2)	496,700
1,404,986	Oakwood Mortgage Investors, Inc., (01-C-A3), 6.61%, due 06/15/31(2)	516,883
1,077,142	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22(2)	906,423
624,073	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31(2)	571,453
392,645	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24(2)	411,767
416,983	Oakwood Mortgage Investors, Inc., (98-A-M), 6.825%, due 05/15/28(2)	427,480
102,863	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	103,489
410,680	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	432,324
1,208,077	Oakwood Mortgage Investors, Inc., (99-E-A1), 7.608%, due 03/15/30(2)	1,054,166
742,066	Park Place Securities, Inc., (05-WCW1-M1), 1.453%, due 09/25/35(2)	739,652
368,713	Park Place Securities, Inc., (05-WHQ2-M1), 1.612%, due 05/25/35(2)	369,267
611,000	Popular ABS Mortgage Pass-Through Trust, (05-6-A4), 5.803%, due 01/25/36	601,185
1,021,725	RALI Series Trust, (06-QS7-A2), 6%, due 06/25/36(5)	860,888
1,140,000	RASC Series Trust, (05-KS11-M1), 1.382%, due 12/25/35(2)	1,127,521
2,149,835	RBSSP Resecuritization Trust, (12-6-4A2), (144A), 1.108%, due 01/26/36(1)(2)	1,942,124
1,684,852	Residential Accredit Loans, Inc., (05-QA7-A1), 3.692%, due 07/25/35(2)(5)	1,315,261
986,645	Residential Accredit Loans, Inc., (05-QA8-CB21), 3.817%, due 07/25/35(2)(5)	808,472
1,235,988	Residential Accredit Loans, Inc., (06-QA10-A2), 1.162%, due 12/25/36(2)	1,067,849
755,608	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC)(5)	691,852
18,200,218	Residential Accredit Loans, Inc., (06-QS11-AV), 0.347%, due 08/25/36(I/O)(2)	287,752
8,409,275	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.755%, due 06/25/36(I/O)(2)	247,340
1,694,113	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36(5)	1,427,447
20,589,197	Residential Accredit Loans, Inc., (07-QS2-AV), 0.33%, due 01/25/37(I/O)(2)	284,487
21,046,991	Residential Accredit Loans, Inc., (07-QS3-AV), 0.348%, due 02/25/37(I/O)(2)	322,939
484,746	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC)(5)	425,338
1,250,000	Residential Asset Mortgage Products, Inc., (06-RZ3-A3), 1.272%, due 08/25/36(2)	1,213,870
1,227,719	Residential Asset Securitization Trust, (05-A15-4A1), 6%, due 02/25/36(5)	917,163
3,319,578	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)	619,214
53,213,551	Residential Funding Mortgage Securities, (06-S9-AV), 0.314%, due 09/25/36(I/O)(2)	481,766
71,391	Residential Funding Mortgage Securities II, (01-HI3-AI7), 7.56%, due 07/25/26	72,141
293,877	Restructured Asset Backed Securities Trust, (04-1A-A2), (144A), 5.7%, due 12/15/30(1)	297,114
2,926,000	Saxon Asset Securities Trust, (07-3-2A4), 1.472%, due 09/25/47(2)	1,822,579
4,614,000	Securitized Asset-Backed Receivables LLC Trust, (07-NC2-A2C), 1.202%, due 01/25/37(2)	2,991,541
1,367,948	Soundview Home Loan Trust, (06-1-A4), 1.282%, due 02/25/36(2)	1,304,135
1,500,000	Soundview Home Loan Trust, (06-EQ1-A4), 1.232%, due 10/25/36(2)	1,180,679
579,476	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 3.25%, due 10/25/35(2)	442,281
684,275	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 3.392%, due 10/25/47(2)(5)	599,014
914,665	Structured Asset Investment Loan Trust, (05-3-M2), 1.642%, due 04/25/35(2)	901,401

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 1.412%, due 11/25/35(2)	$988,997
1,543,352	Structured Asset Securities Corp., (06-GEL4-A3), (144A), 1.282%, due 10/25/36(1)(2)	1,520,511
7	Terwin Mortgage Trust, (06-17HE-A2A), (144A), 2.974%, due 01/25/38(1)(2)	—
2,661,375	WAMU Asset-Backed Certificates, (07-HE1-2A3), 1.132%, due 01/25/37(2)	1,612,529
6,440,779	Wells Fargo Alternative Loan Trust, (07-PA2-2A2), 5.088%, due 06/25/37(I/O)(2)	838,691
730,000	Wells Fargo Home Equity Trust, (06-2-A3), 1.192%, due 01/25/37(2)	657,325
1,071,359	Wells Fargo Home Equity Trust, (06-2-A4), 1.232%, due 07/25/36(2)	1,061,015
705,401	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 3.093%, due 07/25/36(2)(5)	696,728
554,716	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 3.595%, due 04/25/37(2)(5)	505,549
289,178	Wells Fargo Mortgage-Backed Securities Trust, (08-1-4A1), 5.75%, due 02/25/38	304,118

	Total Residential Mortgage-Backed Securities—Non-Agency	138,926,381

	Total Collateralized Mortgage Obligations (Cost: $139,815,158)	151,844,345

	Corporate Bonds (24.7%)

	Aerospace/Defense (0.4%)
1,000,000	United Technologies Corp., 1.778%, due 05/04/18	999,983

	Agriculture (0.3%)
825,000	BAT International Finance PLC (United Kingdom), (144A), 1.85%, due 06/15/18(1)	825,570

	Airlines (0.9%)
330,415	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22(EETC)	362,432
884,788	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	952,806
434,143	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	490,039
580,433	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	647,183

	Total Airlines	2,452,460

	Auto Manufacturers (0.5%)
350,000	Ford Motor Credit Co. LLC, 1.684%, due 09/08/17	350,022
450,000	Ford Motor Credit Co. LLC, 3%, due 06/12/17	451,335
500,000	General Motors Co., 3.5%, due 10/02/18	511,161
200,000	General Motors Financial Co., Inc., 3.2%, due 07/06/21	201,106

	Total Auto Manufacturers	1,513,624

	Auto Parts & Equipment (0.1%)
200,000	Goodyear Tire & Rubber Co. (The), 4.875%, due 03/15/27	200,500

	Banks (6.7%)
1,000,000	Bank of America Corp., 3.875%, due 08/01/25	1,019,530
750,000	Bank of America Corp., 4%, due 04/01/24	778,782
1,665,000	Bank of America Corp., 5.65%, due 05/01/18	1,733,565
650,000	Bank of America Corp., 5.75%, due 12/01/17	667,251
1,250,000	Bank of America Corp., 6.875%, due 04/25/18	1,315,865
835,000	Bank of New York Mellon Corp. (The), 2.6%, due 02/07/22	832,927
1,500,000	Citigroup, Inc., 1.602%, due 08/25/36(2)	1,214,166
600,000	Citigroup, Inc., 2.5%, due 09/26/18	605,505
500,000	Citigroup, Inc., 6%, due 08/15/17	507,790
500,000	Discover Bank / Greenwood DE, 2%, due 02/21/18	500,611
1,150,000	Goldman Sachs Group, Inc. (The), 6.15%, due 04/01/18	1,198,337

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Banks (Continued)
$500,000	JPMorgan Chase & Co., 3.9%, due 07/15/25	$518,268
1,250,000	JPMorgan Chase & Co., 4.5%, due 01/24/22	1,348,480
650,000	Lloyds Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20(1)	710,352
1,110,000	Lloyds Banking Group PLC (United Kingdom), 4.65%, due 03/24/26	1,136,191
380,000	Morgan Stanley, 1.842%, due 02/14/20(2)	380,931
550,000	Morgan Stanley, 3.625%, due 01/20/27	547,100
400,000	Morgan Stanley, 3.875%, due 04/29/24	412,289
2,000,000	Morgan Stanley, 6.625%, due 04/01/18	2,093,870
450,000	Wells Fargo & Co., 3%, due 04/22/26	432,690
750,000	Wells Fargo & Co., 3%, due 10/23/26	718,973

	Total Banks	18,673,473

	Beverages (0.4%)
211,000	Anheuser-Busch InBev Finance, Inc., 3.65%, due 02/01/26	213,544
389,000	Anheuser-Busch InBev Finance, Inc., 4.9%, due 02/01/46	421,864
263,000	Constellation Brands, Inc., 6%, due 05/01/22	299,281
275,000	DS Services of America, Inc., (144A), 10%, due 09/01/21(1)	296,312

	Total Beverages	1,231,001

	Biotechnology (0.7%)
690,000	Amgen, Inc., 4.663%, due 06/15/51	687,324
300,000	Baxalta, Inc., 2.875%, due 06/23/20	304,442
500,000	Biogen, Inc., 5.2%, due 09/15/45	543,069
500,000	Celgene Corp., 4.625%, due 05/15/44	497,799

	Total Biotechnology	2,032,634

	Chemicals (0.2%)
225,000	Axalta Coating Systems LLC, (144A), 4.875%, due 08/15/24(1)	232,875
280,000	Valvoline, Inc., (144A), 5.5%, due 07/15/24(1)	295,400

	Total Chemicals	528,275

	Commercial Services (0.1%)
355,000	IHS Markit, Ltd., (144A), 5%, due 11/01/22(1)	373,637

	Diversified Financial Services (0.3%)
250,000	International Lease Finance Corp., (144A), 7.125%, due 09/01/18(1)	267,500
486,400	Pipeline Funding Co. LLC, (144A), 7.5%, due 01/15/30(1)	591,566

	Total Diversified Financial Services	859,066

	Electric (0.5%)
750,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25(1)	781,114
500,000	Puget Energy, Inc., 6%, due 09/01/21	557,609

	Total Electric	1,338,723

	Engineering & Construction (0.3%)
700,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 4.875%, due 07/15/23(1)	750,442

	Entertainment (0.2%)
275,000	Churchill Downs, Inc., 5.375%, due 12/15/21	287,375

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Entertainment (Continued)
$260,000	GLP Capital LP / GLP Financing II, Inc., 5.375%, due 04/15/26	$269,100

	Total Entertainment	556,475

	Environmental Control (0.0%)
135,000	Clean Harbors, Inc., 5.125%, due 06/01/21	137,700

	Food (0.5%)
270,000	Chobani LLC / Chobani Finance Corp, Inc., (144A), 7.5%, due 04/15/25(1)	277,762
400,000	Kraft Heinz Foods Co., 3%, due 06/01/26	376,639
265,000	Lamb Weston Holdings, Inc., (144A), 4.625%, due 11/01/24(1)	270,963
20,000	Lamb Weston Holdings, Inc., (144A), 4.875%, due 11/01/26(1)	20,400
300,000	TreeHouse Foods, Inc., (144A), 6%, due 02/15/24(1)	315,750

	Total Food	1,261,514

	Food Service (0.1%)
270,000	Aramark Services, Inc., 4.75%, due 06/01/26	272,700

	Healthcare-Products (0.0%)
130,000	Hill-Rom Holdings, Inc., (144A), 5.75%, due 09/01/23(1)	135,363

	Healthcare-Services (1.4%)
300,000	Centene Corp., 4.75%, due 01/15/25	302,439
122,000	DaVita, Inc.., 5%, due 05/01/25	122,610
530,000	HCA, Inc., 5%, due 03/15/24	557,163
1,000,000	Humana, Inc., 7.2%, due 06/15/18	1,062,345
600,000	Northwell Healthcare, Inc., 3.979%, due 11/01/46	552,570
700,000	NYU Hospitals Center, 4.428%, due 07/01/42	691,853
205,000	Tenet Healthcare Corp., 4.631%, due 06/15/20(2)	207,050
200,000	Tenet Healthcare Corp., 6%, due 10/01/20	212,000
178,000	WellCare Health Plans, Inc., 5.25%, due 04/01/25	182,592

	Total Healthcare-Services	3,890,622

	Household Products/Wares (0.1%)
200,000	Central Garden & Pet Co., 6.125%, due 11/15/23	212,500

	Housewares (0.1%)
250,000	Scotts Miracle-Gro Co. (The), (144A), 5.25%, due 12/15/26(1)	253,750

	Insurance (0.8%)
500,000	Farmers Exchange Capital, (144A), 7.05%, due 07/15/28(1)	616,222
600,000	MetLife, Inc., 6.4%, due 12/15/66	660,750
1,000,000	Nationwide Mutual Insurance Co., (144A), 3.421%, due 12/15/24(2)(1)	987,500

	Total Insurance	2,264,472

	Media (0.9%)
440,000	Altice US Finance I Corp. (Luxembourg), (144A), 5.375%, due 07/15/23(1)	455,400
350,000	CCO Holdings LLC / CCO Holdings Capital Corp., (144A), 5.125%, due 05/01/27(1)	352,185
800,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, due 07/23/22	844,567
150,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, due 10/23/45	173,198

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Media (Continued)
$430,000	CSC Holdings LLC, (144A), 5.5%, due 04/15/27(1)	$438,084
150,000	DISH DBS Corp., 5.125%, due 05/01/20	156,750
175,000	Sirius XM Radio, Inc., (144A), 5.75%, due 08/01/21(1)	182,045

	Total Media	2,602,229

	Miscellaneous Manufacturers (0.6%)
2,000,000	General Electric Capital Corp., 1.519%, due 08/15/36(2)	1,763,038

	Oil & Gas (0.1%)
150,000	Gulfport Energy Corp., (144A), 6.375%, due 05/15/25(1)	147,937
130,000	Parsley Energy LLC / Parsley Finance Corp., (144A), 6.25%, due 06/01/24(1)	138,450

	Total Oil & Gas	286,387

	Packaging & Containers (0.5%)
300,000	Crown Americas LLC / Crown Americas Capital Corp. V, (144A), 4.25%, due 09/30/26(1)	289,314
280,000	Graphic Packaging International, Inc., 4.125%, due 08/15/24	278,250
410,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer S.A. (Luxembourg), 5.75%, due 10/15/20	422,300
275,000	Sealed Air Corp., (144A), 5.25%, due 04/01/23(1)	290,125

	Total Packaging & Containers	1,279,989

	Pharmaceuticals (1.0%)
417,000	AbbVie, Inc., 3.2%, due 05/14/26	401,407
1,000,000	Actavis Funding SCS (Luxembourg), 3.8%, due 03/15/25	1,010,796
200,000	Grifols Worldwide Operations, Ltd. (Ireland), 5.25%, due 04/01/22	207,876
500,000	Shire Acquisitions Investments Ireland DAC (Ireland), 1.9%, due 09/23/19	496,694
500,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.875%, due 05/15/23(1)	390,000
150,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 6.125%, due 04/15/25(1)	116,250
140,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 6.5%, due 03/15/22(1)	144,382
130,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 7%, due 03/15/24(1)	133,744

	Total Pharmaceuticals	2,901,149

	Pipelines (0.9%)
50,000	Enbridge Energy Partners LP, 5.875%, due 10/15/25	56,066
140,000	Energy Transfer Partners LP, 4.052%, due 11/01/66(2)	118,394
500,000	EQT Midstream Partners LP, 4.125%, due 12/01/26	496,249
95,000	Rockies Express Pipeline LLC, (144A), 6%, due 01/15/19(1)	99,275
400,000	Sabine Pass Liquefaction LLC, 5.625%, due 03/01/25	434,500
600,000	Texas Eastern Transmission LP, (144A), 2.8%, due 10/15/22(1)	581,598
200,000	Williams Partners LP, 3.6%, due 03/15/22	203,097
400,000	Williams Partners LP, 6.3%, due 04/15/40	451,947

	Total Pipelines	2,441,126

	Real Estate (0.5%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,386,612

	REIT (3.2%)
1,000,000	Alexandria Real Estate Equities, Inc., 2.75%, due 01/15/20	1,003,743
1,000,000	American Tower Corp., 4.5%, due 01/15/18	1,021,534

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	REIT (Continued)
$500,000	CC Holdings GS V LLC / Crown Castle GS III Corp., 3.849%, due 04/15/23	$512,758
135,000	DuPont Fabros Technology LP, 5.875%, due 09/15/21	141,413
750,000	Education Realty Operating Partnership LP, 4.6%, due 12/01/24	761,591
255,000	Equinix, Inc., 5.375%, due 05/15/27	263,925
500,000	HCP, Inc., 3.75%, due 02/01/19	512,978
630,000	HCP, Inc., 4.25%, due 11/15/23	651,878
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	768,669
85,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, due 05/01/24	90,100
279,000	SBA Communications Corp., (144A), 4.875%, due 09/01/24(1)	275,513
950,000	SL Green Realty Corp., 5%, due 08/15/18	982,773
750,000	Ventas Realty LP / Ventas Capital Corp., 2.7%, due 04/01/20	756,742
280,000	VEREIT Operating Partnership LP, 3%, due 02/06/19	281,575
1,000,000	Welltower, Inc., 4.125%, due 04/01/19	1,034,365

	Total REIT	9,059,557

	Retail (0.5%)
280,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, (144A), 5%, due 06/01/24 (1)	286,650
755,000	Walgreens Boots Alliance, Inc., 3.45%, due 06/01/26	739,643
225,000	Walgreens Boots Alliance, Inc., 4.8%, due 11/18/44	229,125

	Total Retail	1,255,418

	Semiconductors (0.1%)
200,000	NXP BV / NXP Funding LLC (Netherlands), (144A), 4.125%, due 06/01/21(1)	208,000

	Software (0.4%)
565,000	First Data Corp., (144A), 5%, due 01/15/24(1)	577,006
300,000	MSCI, Inc., (144A), 4.75%, due 08/01/26(1)	304,875
275,000	Quintiles IMS, Inc., (144A), 4.875%, due 05/15/23(1)	278,781

	Total Software	1,160,662

	Telecommunications (1.4%)
400,000	AT&T, Inc., 4.35%, due 06/15/45	353,040
675,000	AT&T, Inc., 4.75%, due 05/15/46	632,234
420,000	AT&T, Inc., 5.25%, due 03/01/37	428,743
120,000	Level 3 Financing, Inc., 5.25%, due 03/15/26	120,900
75,000	Level 3 Financing, Inc., 5.625%, due 02/01/23	77,813
250,000	Sprint Communications, Inc., (144A), 9%, due 11/15/18(1)	271,575
133,000	T-Mobile USA, Inc., 5.375%, due 04/15/27	137,323
427,000	T-Mobile USA, Inc., 6.633%, due 04/28/21	442,372
400,000	Verizon Communications, Inc., 4.522%, due 09/15/48	363,836
583,000	Verizon Communications, Inc., (144A), 5.012%, due 04/15/49(1)	568,398
420,000	Verizon Communications, Inc., 5.52%, due 03/16/37	435,263

	Total Telecommunications	3,831,497

	Total Corporate Bonds (Cost: $67,785,439)	68,940,148

	Municipal Bonds (2.5%)
705,000	Alabama Economic Settlement Authority, Revenue Bond, 4.263%, due 09/15/32	721,659
1,000,000	California State, Build America Bonds, 7.95%, due 03/01/36	1,154,490

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2017 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
$1,000,000	City of New York, New York, Build America Bonds, 6.646%, due 12/01/31	$1,145,830
460,000	Florida’s Turnpike Enterprise, Build America Bonds, 6.8%, due 07/01/39	507,109
500,000	Metropolitan Water District of Southern California, Build America Bonds, 6.538%, due 07/01/39	547,775
800,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond, 5.008%, due 08/01/27	915,096
800,000	New York City Water and Sewer System, Build America Bonds, 6.491%, due 06/15/42	899,592
1,000,000	New York State Dormitory Authority, Revenue Bond, 5.289%, due 03/15/33	1,175,510

	Total Municipal Bonds (Cost: $7,111,745)	7,067,061

	U.S. Treasury Security (Cost: $2,468,262) (0.9%)
2,470,000	U.S. Treasury Note, 0.625%, due 08/31/17	2,467,734

	Total Fixed Income Securities (Cost: $ 259,166,948) (97.7%)	272,750,967

Number of Shares	Money Market Investment
4,136,663	State Street Institutional U.S. Government Money Market Fund—Premier Class, 0.62%(6)	4,136,663

	Total Money Market Investment (Cost: $ 4,136,663) (1.5%)	4,136,663

Principal Amount	Short Term Investment
	Foreign Government Bonds (Cost: $4,388,831) (1.6%)
JPY500,000,000	Japan Treasury Bill, 0%, due 04/17/17(3)(7)	4,487,414

	U.S. Treasury Security (Cost: $404,973) (0.1%)
$405,000	U.S. Treasury Bill, 0.28%, due 04/06/17(7)(8)	404,982

	Total Short-Term Investments (Cost: $4,793,804) (1.7%)	4,892,396

	TOTAL INVESTMENTS (Cost: $268,097,415) (100.9%)	281,780,026
	LIABILITIES IN EXCESS OF OTHER ASSETS (-0.9%)	(2,574,970)

	NET ASSETS (100.0%)	$279,205,056

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2017 (UNAUDITED) (CONT’D)

Futures Contracts—Exchange Traded
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized (Depreciation)
BUY
32	S&P 500 E-Mini Index Futures	06/16/17	$ 3,774,720	$ (21,721)

SELL
60	10-Year U.S. Treasury Note Futures	06/21/17	$ 7,473,750	$ (16,119)
23	U.S. Ultra Long Bond Futures	06/21/17	3,694,375	(5,558)

			$11,168,125	$ (21,677)

Forward Currency Contracts—OTC
Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized (Depreciation)
SELL (9)
JP Morgan Chase Bank	JPY	500,000,000	04/17/17	$4,396,803	$4,489,123	$(92,320)

Notes to Schedule of Investments:
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At March 31, 2017, the value of these securities amounted to $62,291,690 or 22.3% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.

(2)	Floating or variable rate security. The interest shown reflects the rate in effect at March 31, 2017.
(3)	Security not accruing interest.
(4)	Restricted security (Note 3).
(5)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(6)	Rate disclosed is the 7-day net yield as of March 31, 2017.
(7)	Rate shown represents yield-to-maturity.
(8)	All or a portion of this security is held as collateral for open futures contracts.
(9)	Fund sells foreign currency, buys U.S. Dollar.
JPY	- Japanese Yen.
ABS	- Asset-Backed Securities.
ACES	- Alternative Credit Enhancement Securities.
CLO	- Collateralized Loan Obligation.
EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
OTC	- Over the Counter.
PAC	- Planned Amortization Class.
TAC	- Target Amortization Class.

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Investments by Industry (Unaudited)	March 31, 2017

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	49.8%
Asset-Backed Securities	15.2
Banks	6.7
REIT	3.2
Municipal Bonds	2.5
Commercial Mortgage-Backed Securities—Non-Agency	1.7
Commercial Mortgage-Backed Securities—Agency	1.5
Healthcare-Services	1.4
Residential Mortgage-Backed Securities—Agency	1.4
Telecommunications	1.4
Pharmaceuticals	1.0
Airlines	0.9
U.S. Treasury Security	0.9
Media	0.9
Pipelines	0.9
Insurance	0.8
Biotechnology	0.7
Miscellaneous Manufacturers	0.6
Auto Manufacturers	0.5
Electric	0.5
Food	0.5
Packaging & Containers	0.5
Real Estate	0.5
Retail	0.5
Aerospace/Defense	0.4
Beverages	0.4
Software	0.4
Agriculture	0.3
Diversified Financial Services	0.3
Engineering & Construction	0.3
Chemicals	0.2
Entertainment	0.2
Auto Parts & Equipment	0.1
Commercial Services	0.1
Food Service	0.1
Household Products/Wares	0.1
Housewares	0.1
Oil & Gas	0.1
Semiconductors	0.1
Environmental Control	0.0	*
Healthcare-Products	0.0	*
Money Market Investments	1.5
Short-Term Investments	1.7

Total	100.9%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$41,691,722	$739,957	$42,431,679
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities—Agency	—	4,129,349	—	4,129,349
Commercial Mortgage-Backed Securities—Non-Agency	—	1,933,702	2,832,079	4,765,781
Residential Mortgage-Backed Securities—Agency	—	4,022,834	—	4,022,834
Residential Mortgage-Backed Securities—Non-Agency	—	135,570,343	3,356,038	138,926,381

Total Collateralized Mortgage Obligations	—	145,656,228	6,188,117	151,844,345

Corporate Bonds*	—	68,940,148	—	68,940,148
Municipal Bonds	—	7,067,061	—	7,067,061
U.S. Treasury Securities	2,467,734	—	—	2,467,734

Total Fixed Income Securities	2,467,734	263,355,159	6,928,074	272,750,967

Money Market Investments	4,136,663	—	—	4,136,663
Short-Term Investments	404,982	4,487,414	—	4,892,396

Total Investments	$7,009,379	$267,842,573	$6,928,074	$281,780,026

Liability Derivatives
Futures
Interest Rate Risk	$(21,677)	$—	$—	$(21,677)
Equity Risk	(21,721)	—	—	(21,721)
Forward Currency Contracts
Foreign Currency Risk	—	(92,320)	—	(92,320)

Total	$(43,398)	$(92,320)	$—	$(135,718)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Schedule of Investments.

Notes to Schedule of Investments (Unaudited)	March 31, 2017

Note 1 — Security Valuation

Securities traded on national exchanges are valued at the last reported sales price. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities, including short-term investments and forward currency contracts, which are traded over-the-counter (“OTC”) are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement price of the exchange where they are traded.

Securities for which market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company LLC (the “Advisor”) that prices received are not reflective of a security’s market value, are valued by the Advisor in good faith under procedures established by and under the general supervision of TCW Strategic Income Fund’s (the “Fund”) Board of Directors (the “Board”).

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates,

prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments, and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Foreign currency contracts. The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

The summary of the inputs used as of March 31, 2017 in valuing the Fund’s investments is listed after the Schedule of Investments.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2017.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Residential Mortgage-Backed Securities — Non- Agency	Corporate Bonds	Common Stock	Total
Balance as of December 31, 2016	$813,109	$1,034,557	$3,556,813	$769,766	$29,176	6,203,421
Accrued Discounts (Premiums)	—	(3,763)	(174,864)	—	—	(178,627)
Realized Gain (Loss)	—	(142,659)	—	(173,083)	(888)	(316,630)
Change in Unrealized Appreciation (Depreciation)	(73,152)	131,266	(25,911)	223,185	29,114	284,502
Purchases	—	2,007,387	—	—	—	2,007,387
Sales	—	(194,709)	—	(819,868)	(57,402)	(1,071,979)
Transfers in to Level 3(1)	—	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—	—

Balance as of March 31, 2017	$739,957	$2,832,079	$3,356,038	$—	$—	$6,928,074

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2017	$(73,152)	$131,266	$(25,911)	$—	$—	$32,203

(1)	The Fund recognizes transfers in and out at the beginning of the period.

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2017, are as follows:

Description	Fair Value at March 31, 2017	Valuation Techniques*	Unobservable Input	Price or Price Range	Weighted Average Price
Asset-Backed Securities	$739,957	Third-party Broker	Broker Quotes	$56.999	$56.999
Commercial Mortgage-Backed Securities-Non-Agency	$2,832,079	Third-party Vendor	Vendor Prices	$3.587-$6.308	$5.316
Residential Mortgage-Backed Securities-Non-Agency (Interest Only Collateral Strip Rate Securities)	$1,636,758	Third-party Vendor	Vendor Prices	$0.905- 2.94127	$1.334
Residential Mortgage-Backed Securities- Non-Agency (Interest Only Securities)	$1,719,280	Third-party Vendor	Vendor Prices	$0.791- $18.653	$4.348

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the effectiveness of third-party brokers and vendor prices using this process..

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent of its Pricing Committee in accordance with the guidelines established by the Board and under the general oversight of the Board. The Pricing Committee employs various methods to determine fair valuations, including a regular review of key inputs and assumptions and review of any related market activity. The Pricing Committee reports to the Board at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Fund’s President, General Counsel, Chief Compliance Officer, Assistant Treasurer, Secretary, and a representative from the portfolio management team, as well as alternate members as the Board may from time to time designate. The pricing committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

At March 31, 2017, the Fund had the following derivatives grouped in the following risk categories:

Liability Derivatives

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Forward Contracts	$—	$(92,320)	$—	$(92,320)
Futures Contracts	(21,721)	—	(21,677)	(43,398)

Total Value	$(21,721)	$(92,320)	$(21,677)	$(135,718)

Outstanding Contracts(1)
Forward Contracts (Notional Amount)	$—	$5,930,046	$—	$5,930,046
Futures Contracts (Number of Contracts)	32	—	82	114

(1)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended March 31, 2017.

Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at March 31, 2017 are disclosed in the Schedule of Investments.

Futures Contracts: The Fund may seek to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized Treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at March 31, 2017 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on securities or indexes to enhance investment performance and/or to protect against changes in market prices.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at anytime before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by them. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may execute transactions in both listed and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, the Fund’s maximum amount of loss as purchaser is the premium paid plus any unrealized gain. During the period ended March 31, 2017, the Fund did not purchase or write any option contracts.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended March 31, 2017, the Fund did not enter into such agreements.

Mortgage-Backed Securities: The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at March 31, 2017.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and that the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended March 31, 2017.

Note 2 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At March 31, 2017, net unrealized appreciation on investments for federal income tax purposes was as follows:

Unrealized Appreciation	$18,837,014
Unrealized (Depreciation)	(5,249,743)

Net Unrealized Appreciation	$13,587,271

Cost of Investments for Federal Income Tax Purposes	$268,192,755

Note 3 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid by the Advisor. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities outstanding at March 31, 2017 are listed below:

Issuer Description	Acquisition Date	Aggregate Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.312%, due 09/10/45	2/13/15-2/26/15	$469,340	$299,345	0.10%
JPMorgan Chase Commercial Mortgage Securities Trust, (09-IWST-XA), (144A), 1.893%, due 12/05/27	11/12/15	$557,734	$607,178	0.22%

		$1,027,074	$906,523	0.32%

Item 2.	Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a)Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	May 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	May 9, 2017

By (Signature and Title)	/s/ Richard M. Villa

Richard M. Villa Treasurer and Chief Financial Officer

Date	May 9, 2017